Exhibit 99.1

RBC Capital Markets Financial Institutions Conference

March 13, 2019

Cautionary Statement Regarding Forward-Looking and Non-GAAP Financial Information

This presentation is not intended as a full business or financial review and should be viewed in the context of all of the information made available by PNC in its SEC filings and on its corporate website.

The presentation may contain forward-looking statements regarding our outlook for earnings, revenues, expenses, tax rates, capital and liquidity levels and ratios, asset levels, asset quality, financial position, and other matters regarding or affecting PNC and its future business and operations. Forward-looking statements are necessarily subject to numerous assumptions, risks and uncertainties, which change over time. The forward-looking statements in this presentation are qualified by the factors affecting forward-looking statements identified in the more detailed Cautionary Statement included in the Appendix. We provide greater detail regarding these as well as other factors in our 2018 Form 10-K, and in our subsequent SEC filings. Our forward-looking statements may also be subject to other risks and uncertainties, including those we may discuss in this presentation or in our SEC filings. Future events or circumstances may change our outlook and may also affect the nature of the assumptions, risks and uncertainties to which our forward-looking statements are subject. Forward-looking statements in this presentation speak only as of the date of this presentation. We do not assume any duty and do not undertake to update those statements. Actual results or future events could differ, possibly materially, from those anticipated in forward-looking statements, as well as from historical performance.

In this presentation, we may refer to non-GAAP financial information. When we do so, we provide GAAP reconciliations for such information. Such reconciliations may be found in our presentation, in these slides, including the Appendix, in other materials on our corporate website, and in our SEC filings. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or as a substitute for, our GAAP results. We believe that this information and the related reconciliations may be useful to investors, analysts, regulators and others to help understand and evaluate our financial results. We may also use annualized, pro forma, estimated or third party numbers for illustrative or comparative purposes only. These may not reflect actual results.

References to our corporate website are to www.pnc.com under "About Us – Investor Relations." Our SEC filings are available both on our corporate website and on the SEC's website at www.sec.gov. We include web addresses here as inactive textual references only. Information on these websites is not part of this presentation.

Corporate & Institutional Bank: A Decade of Growth


Transformational Acquisitions
Execution and Organic Growth
C&IB Average Loans ($ billions)
C&IB Noninterest Income to C&IB Total Revenue
$35.8
$72.1
$64.1
$67.2
$86.1
$97.5
$107.9
$116.3
$123.5
$132.2
$137.3
29%
27%
28%
26%
28%
31%
32%
36%
38%
39%
40%
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
National City
RBC
RBC Bank USA
New Markets
Enhancing Products and Capabilities

Corporate & Institutional Bank Overview

2018 Financial Highlights

$ billions	
Revenue	$6.0
Earnings	$2.5
Return on average assets	1.63%
Average loans	$137.3
Average deposits	$88.4
NPAs to loans (period end)	0.27%

2018 Average Loans

Corporate Banking is 43% of C&IB Average Loans

$ billions



Commercial Real Estate $37.6
Total $137.3 billion
+5.2% year-over-year
Corporate Banking $58.6
Business Credit $17.4
Equipment Finance $14.5
Other $2.2
Commercial Banking $7.0

– NPAs represent nonperforming assets.

Corporate Banking Businesses

Expanding Geographically

Middle Market / Large Corporate

- Serves clients with sales of $50 million and above
- 2018 average loans: **$27.4 billion**

Public Finance

- Serves government, educational and non-profit entities
- 2018 average loans: **$7.6 billion**

National Businesses

Diversified Industries Group

- Serves energy, utilities and healthcare entities
- 2018 average loans: **$10.8 billion**

Asset-Backed Finance & Related

- Provides structured finance solutions for clients in asset-backed, capital commitment, sports, leasing & transportation, and supply chain finance
- 2018 average loans: **$12.6 billion**

Corporate Banking's Strategic Objective

PNC

To be the leading relationship-based provider of traditional banking products and services through the cycle

Solutions: Maintaining a distinct advantage in our products and services while continuing to invest and innovate

Approach: Leveraging a differentiated relationship-based go-to-market approach

Expansion: Growing organically and through continued geographic expansion

Solutions: **Broad Product Offering Organized Around the Client**

Treasury Management
#4 Provider by TM Revenue

- Receivables
- Disbursements
- Deposits / Liquidity
- Information Reporting
- Escrow / Shareholder Services
- Workplace Banking
- Health Savings Accounts

Capital Markets
Top-4 Middle Market Loan Syndicator

- Securitization
- Private Placements
- Loan Syndication
- Debt Underwriting
- Derivatives
- Foreign Exchange

Our Client
< 10% of C&IB primary clients are lending-only relationships

Advisory Services
Leading IPO and Middle Market M&A Advisor

- M&A Advisory
- Capital Raising
- Management Buyouts
- Fairness Opinions
- Investor Relations
- ESOP Solutions
- Business Succession

Asset Management
Institutional and Individual

- Investment Management
- Wealth Strategy
- Private Banking
- Outsourced CIO Solutions
- Planned Giving Services
- Endowment & Foundation
- 401(k) / Retirement Plan

– See notes on page 18 for detail on rankings and definition of Primary Clients.

Solutions: **Continuing to Invest in Treasury Management**

Treasury Management Revenue

$ millions



7% CAGR
$1,260
$1,288
$1,388
$1,348
$1,516
$1,779
2013
2014
2015
2016
2017
2018

Providing Value to Clients

- Innovative products and industry leading knowledge

RTP — Powering Smarter Payments

New Payment Solutions

PNC PAID + FORTIS ADVISORS

Advisory & Deposit Solution

A/P Advantage

Invoice Automation

Payer Express

Bill Payment / Presentment

- Best-in-class services and solutions



GREENWICH ASSOCIATES
Greenwich
Excellence
2018
GREENWICH ASSOCIATES
Greenwich
Best Brand
2018

- Deepening relationships beyond lending

> 80%

Primary Clients use TM Services

Solutions: **Strong and Robust Advisory Platform**

PNC

Mergers and Acquisitions	Initial Public Offering	Employee Stock Ownership Plan	Debt Capital Markets

Providing Advice Across All Strategic Liquidity Events

Mergers and Acquisitions	Initial Public Offering	Employee Stock Ownership Plan	Debt Capital Markets
2018 Private Equity M&A Investment Bank of the Year *Global M&A Network*	**#1** IPO Advisor with ~36%+ Market Share of U.S. IPOs in 2017	More than $3 billion of lending commitments to 300+ ESOP-owned companies	**4th** largest bookrunner of traditional middle market loans in the U.S. by volume
2018 Investment Banking Firm of the Year *M&A Advisor*	Over 660 Engagements / $270+ billion of proceeds since 2005	46 transactions closed since formation in 2015, 21 of these were new relationships	**6th** largest bookrunner of syndicated loans in the U.S. by number of deals
HW Harris Williams	SOLEBURY CAPITAL LLC	PNC ESOP SOLUTIONS	PNC DEBT CAPITAL MARKETS

Providing Industry Expertise

Retail ABL



Financials



Chemicals



Technology



Pharma



Food & Beverage



Public Finance



Healthcare



Energy



Power & Utilities



– See notes on page 18 for detail on rankings.

Approach: **Leveraging Our Strengths**

PNC

Talent
Collaborative Culture

- High quality
- Focus on value-add
- Client-oriented
- High performer attrition is half of industry average resulting in a more experienced workforce



Product Offering
Traditional and High Quality

- Best-in-class
- Wide breadth of offerings
- Innovative and forward thinking
- Product offering enhancements supplemented by boutique acquisitions to fill strategic needs



Balance Sheet
Scale to Compete

- Through-the-cycle focus with differentiated lending mix
- Ability to commit significant capital
- Provide strategic capital structuring with value-added solutions



– See notes on page 18 for information on high performer attrition.

Approach: **Differentiated Delivery Model**

Centralized Capabilities…



Products / Solutions
Industry Expertise
Advisory Offerings

…Delivered Locally



Relationship Managers
Product Partners
Decision Makers
Regional President Model
Sponsoring/ Branding
Community Support
PNC
Grow Up Great

Expansion: Taking our Delivery Model to New Geographies

PNC

Action Plan

- Expand our Middle Market business
- Deliver our full suite of products and services
- Leverage the Regional President model
- Combine internal talent with local hires

In 20 of Top 30 MSAs by end of 2019



12
3
3
2
20
2016
2017
2018
2019
2019

New Market Expansion



2017
2018
2019
Minneapolis
Boston
Denver
Kansas City
Nashville
Phoenix
Dallas
Houston

Expansion: **Attractive Investment Opportunity**

PNC

Modest Upfront Investment

Investment in Each New Market has an Expected Breakeven of ~3 Years

- Talent
- Office space
- Targeted marketing
- Community support

Proven Path to Success

Deploy a Consistent Approach and Delivery Model

- Embed PNC in the community
- Target best-in-class clients
- Deliver value-added ideas
- Be patient, persistent, consistent

Significant Upside Potential

Revenue Upside makes a Strong Case for Continued Efforts

- Potential to reach productivity of legacy markets over time
- Earnings streams from new markets can be reinvested into further expansion
- Opportunity to grow net interest income and fee revenue

Corporate Banking is Well Positioned

PNC

- Disciplined balance sheet management through-the-cycle
- Great, dedicated people
- Leveraging advisory services and enhanced products delivered locally through our Regional President model
- National Middle Market expansion

Appendix: **Cautionary Statement Regarding Forward-Looking Information**

This presentation includes "snapshot" information about PNC used by way of illustration and is not intended as a full business or financial review. It should not be viewed in isolation but rather in the context of all of the information made available by PNC in its SEC filings.

We also make statements in this presentation, and we may from time to time make other statements, regarding our outlook for earnings, revenues, expenses, tax rates, capital and liquidity levels and ratios, asset levels, asset quality, financial position, and other matters regarding or affecting PNC and its future business and operations that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Forward-looking statements are typically identified by words such as "believe," "plan," "expect," "anticipate," "see," "look," "intend," "outlook," "project," "forecast," "estimate," "goal," "will," "should" and other similar words and expressions.

Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date made. We do not assume any duty to update forward-looking statements. Actual results or future events could differ, possibly materially, from those anticipated in forward-looking statements, as well as from historical performance.

Our forward-looking statements are subject to the following principal risks and uncertainties.

- Our businesses, financial results and balance sheet values are affected by business and economic conditions, including the following:
  - Changes in interest rates and valuations in debt, equity and other financial markets.
  - Disruptions in the U.S. and global financial markets.
  - Actions by the Federal Reserve Board, U.S. Treasury and other government agencies, including those that impact money supply and market interest rates.
  - Changes in customer behavior due to recently enacted tax legislation, changing business and economic conditions or legislative or regulatory initiatives.
  - Changes in customers', suppliers' and other counterparties' performance and creditworthiness.
  - Impacts of tariffs and other trade policies of the U.S. and its global trading partners.
  - Slowing or reversal of the current U.S. economic expansion.
  - Commodity price volatility.
- Our forward-looking financial statements are subject to the risk that economic and financial market conditions will be substantially different than those we are currently expecting and do not take into account potential legal and regulatory contingencies. These statements are based on our views that:
  - U.S. economic growth has accelerated over the past two years to above its long-run trend.
  - However, growth is expected to slow over the course of 2019.

Appendix: **Cautionary Statement Regarding Forward-Looking Information**

  - We expect further gradual improvement in the labor market this year, including job gains and rising wages, which would be a positive indicator for consumer spending.
  - Trade restrictions and geopolitical concerns are downside risks to the forecast.
  - Inflation is expected to slow in the first half of 2019, to below the Federal Open Market Committee's 2 percent objective.
  - Short-term interest rates and bond yields are expected to rise very slowly in 2019.
  - Our baseline forecast is for one more increase in the federal funds rate, in September 2019, pushing the rate to a range of 2.50 to 2.75 percent in the second half of this year.
- PNC's ability to take certain capital actions, including returning capital to shareholders, is subject to review by the Federal Reserve Board as part of PNC's comprehensive capital plan for the applicable period in connection with the Federal Reserve Board's Comprehensive Capital Analysis and Review (CCAR) process and to the acceptance of such capital plan and non-objection to such capital actions by the Federal Reserve Board.
- PNC's regulatory capital ratios in the future will depend on, among other things, the company's financial performance, the scope and terms of final capital regulations then in effect and management actions affecting the composition of PNC's balance sheet. In addition, PNC's ability to determine, evaluate and forecast regulatory capital ratios, and to take actions (such as capital distributions) based on actual or forecasted capital ratios, will be dependent at least in part on the development, validation and regulatory approval of related models.
- Legal and regulatory developments could have an impact on our ability to operate our businesses, financial condition, results of operations, competitive position, reputation, or pursuit of attractive acquisition opportunities. Reputational impacts could affect matters such as business generation and retention, liquidity, funding, and ability to attract and retain management. These developments could include:
  - Changes resulting from legislative and regulatory reforms, including changes affecting oversight of the financial services industry, consumer protection, pension, bankruptcy and other industry aspects, and changes in accounting policies and principles.
  - Changes to regulations governing bank capital and liquidity standards.
  - Unfavorable resolution of legal proceedings or other claims and regulatory and other governmental investigations or other inquiries. These matters may result in monetary judgments or settlements or other remedies, including fines, penalties, restitution or alterations in our business practices, and in additional expenses and collateral costs, and may cause reputational harm to PNC.
  - Results of the regulatory examination and supervision process, including our failure to satisfy requirements of agreements with governmental agencies.
  - Impact on business and operating results of any costs associated with obtaining rights in intellectual property claimed by others and of adequacy of our intellectual property protection in general.

Appendix: **Cautionary Statement Regarding Forward-Looking Information**

- Business and operating results are affected by our ability to identify and effectively manage risks inherent in our businesses, including, where appropriate, through effective use of systems and controls, third-party insurance, derivatives, and capital management techniques, and to meet evolving regulatory capital and liquidity standards.
- Business and operating results also include impacts relating to our equity interest in BlackRock, Inc. and rely to a significant extent on information provided to us by BlackRock. Risks and uncertainties that could affect BlackRock are discussed in more detail by BlackRock in its SEC filings.
- We grow our business in part through acquisitions and new strategic initiatives. Risks and uncertainties include those presented by the nature of the business acquired and strategic initiative, including in some cases those associated with our entry into new businesses or new geographic or other markets and risks resulting from our inexperience in those new areas, as well as risks and uncertainties related to the acquisition transactions themselves, regulatory issues, and the integration of the acquired businesses into PNC after closing.
- Competition can have an impact on customer acquisition, growth and retention and on credit spreads and product pricing, which can affect market share, deposits and revenues. Our ability to anticipate and respond to technological changes can also impact our ability to respond to customer needs and meet competitive demands.
- Business and operating results can also be affected by widespread natural and other disasters, pandemics, dislocations, terrorist activities, system failures, security breaches, cyberattacks or international hostilities through impacts on the economy and financial markets generally or on us or our counterparties specifically.

We provide greater detail regarding these as well as other factors in our 2018 Form 10-K, including in the Risk Factors and Risk Management sections and the Legal Proceedings and Commitments Notes of the Notes To Consolidated Financial Statements in that report, and in our subsequent SEC filings. Our forward-looking statements may also be subject to other risks and uncertainties, including those we may discuss elsewhere in this presentation or in our SEC filings, accessible on the SEC's website at www.sec.gov and on our corporate website at www.pnc.com/secfilings. We have included these web addresses as inactive textual references only. Information on these websites is not part of this document.

Any annualized, pro forma, estimated, third party or consensus numbers in this presentation are used for illustrative or comparative purposes only and may not reflect actual results. Any consensus earnings estimates are calculated based on the earnings projections made by analysts who cover that company. The analysts' opinions, estimates or forecasts (and therefore the consensus earnings estimates) are theirs alone, are not those of PNC or its management, and may not reflect PNC's or other company's actual or anticipated results.

Appendix: **Notes**

- Page 7
  - #4 TM Provider – revenue ranking from Ernst & Young and reflects total revenue; report created March 2018.
  - Top-4 middle market loan syndicator reflects non-sponsor led, non-leveraged middle market U.S. ranking by volume sourced from Thomson Reuters LPC for 2018.
  - Primary clients represent those in C&IB's Commercial Banking business with >$10,000 in trailing twelve month revenue and for all other businesses of C&IB >$50,000 in trailing twelve month revenue to PNC.
- Page 9
  - #1 IPO Advisor based on Solebury 2017 market share calculated by proceeds through 12/31/2017 on US registered deals greater than $50 million excluding MLPs, REITs, BDCs, SPACs, ADRs, IDS, CLEFs and Chinese Issuers.
  - 4th largest bookrunner of traditional middle market loans in the U.S. by volume reflects non-sponsor led, non-leveraged middle market ranking sourced from Thomson Reuters LPC for 2018.
  - 6th largest bookrunner of syndicated loans in the U.S. by number of deals reflects overall U.S. syndicated loans ranking from Thomson Reuters LPC for 2018.
- Page 10
  - High performer attrition is sourced from the BAI Talent Management Benchmarking Report created April 2018.